UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Relmada Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 23, 2015, Relmada Therapeutics, Inc. issued the following press release:

U.S. Federal Court Grants Preliminary Injunction Against Laidlaw & Company and its Principals Matthew Eitner and James Ahern

Relmada Therapeutics Victorious in Obtaining Preliminary Injunction to Prevent Laidlaw's Continued Dissemination of False and Misleading Statements

NEW YORK, Dec. 23, 2015 -- Relmada Therapeutics, Inc. (OTCQB: RLMD) (“Relmada” or the “Company”), a clinical-stage company developing novel therapies for the treatment of chronic pain, announced that following a hearing, the U.S. District Court for the District of Nevada granted Relmada’s request and granted a Preliminary Injunction against Laidlaw & Company (UK) Ltd. and its principals, Matthew Eitner and James Ahern. The Court Order enjoins Laidlaw and Messrs. Eitner and Ahern from “continuing to disseminate false and misleading proxy materials.”

As previously announced, the Court first issued a temporary restraining order and an associated injunction against Laidlaw and Messrs. Eitner and Ahern on December 10, 2015. The Court Order issued follows the previously announced lawsuit that Relmada filed against Laidlaw and Messrs. Eitner and Ahern as a result of their dissemination of materially false and misleading information in Laidlaw’s attempt to take effective control of Relmada.

“We are pleased that the Court has again granted an injunction and prevented Laidlaw from disseminating its false and misleading proxy materials,” said Sergio Traversa, Chief Executive Officer of Relmada. “The Relmada Board has acted, and will continue to act, in the best interests of Relmada and all of its stockholders. In contrast, the actions of Laidlaw and its principals make clear to us that their interests are very different from all other Relmada stockholders.”

The Relmada Board of Directors and management team have built a robust product portfolio with a multi-pronged development plan that is delivering results – with significant value creation opportunities possible in the next 12 to 24 months. For example, Relmada recently reported positive study results for BuTab for the treatment of both chronic pain and opioid dependence indications, which represents a multi-billion dollar market opportunity, as well as the successful completion of its multiple ascending dose study with d-Methadone for neuropathic pain. Relmada’s highly qualified Board has the experience necessary to continue this positive momentum and is committed to serving the interests of Relmada and ALL of its stockholders.

Time is short. The 2015 Annual Meeting of Relmada Stockholders will be held on December 30, 2015. Relmada urges stockholders to follow the unanimous recommendation of the Relmada Board and vote “FOR” Relmada’s director nominees – Shreeram Agharkar and Maged Shenouda – on the WHITE proxy card today.

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The Court Order will be made available on Form 8-K, which will be filed with the Securities and Exchange Commission.

About Relmada Therapeutics, Inc.

Relmada Therapeutics is a clinical-stage, publicly traded specialty pharmaceutical company developing novel versions of proven drug products together with new chemical entities that potentially address areas of high unmet medical need in the treatment of pain. The Company has a diversified portfolio of four lead products at various stages of development including d-Methadone (REL-1017) its N-methyl-D-aspartate (NMDA) receptor antagonist for neuropathic pain; topical mepivacaine (REL-1021), its orphan drug designated topical formulation of the local anesthetic mepivacaine; oral buprenorphine (REL-1028) its oral dosage form of the opioid analgesic buprenorphine; and LevoCap ER (REL-1015), its abuse resistant, sustained release dosage form of the opioid analgesic levorphanol. The Company's product development efforts are guided by the internationally recognized scientific expertise of its research team. The Company's approach is expected to reduce clinical development risks and costs while potentially delivering valuable products in areas of high unmet medical needs. For more information, please visit Relmada's website at: www.relmada.com.

Important Stockholder Information

The Company will hold its 2015 Annual Meeting of Stockholders on December 30, 2015. On November 27, 2015, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement in connection with the Annual Meeting and the solicitation of proxies (the “2015 Proxy Statement”). The 2015 Proxy Statement contains important information about Relmada, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The 2015 Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Relmada’s filings with the SEC, including the 2015 Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Relmada by directing a request to the Company at 757 3rd Avenue, Suite 2018, New York, New York 10017, Attention: Senior Vice President Finance and Corporate Development. Such materials are also available at ir.relmada.com/all-sec-filings.

Relmada and its directors, officers and employees are deemed to be participants in the solicitation of proxies from Relmada’s stockholders in connection with the Annual Meeting. Information regarding Relmada’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the 2015 Proxy Statement and in Relmada’s 2015 Annual Report on Form 10-K filed with the SEC on September 11, 2015 (the “2015 Annual Report”).

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Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. We may from time to time make written or oral statements in this letter, the proxy statements filed with the SEC communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, expected product development, product potential, future business plans and costs. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Contacts

Investors:

Michael Becker, SVP of Finance and Corporate Development

Relmada Therapeutics Inc.

(212) 376-5776

mbecker@relmada.com

Jonathan Salzberger / Scott Winter

Innisfree M&A Incorporated

(212) 750-5833

Media:

Barrett Golden / Nicholas Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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